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                                                                     EXHIBIT 10I


                                  AMENDMENT TO
                    CNT EXECUTIVE DEFERRED COMPENSATION PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1999)



         This document is an amendment to the CNT Executive Deferred Compensation Plan (As Amended and Restated Effective January 1, 1999).

         WITNESSETH:

         WHEREAS, Computer Network Technology Corporation adopted the CNT Executive Deferred Compensation Plan (the "Plan"); and

         WHEREAS, Section 7.1 of the Plan permits the Plan to be amended in whole or in part at any time by action of the Board of Directors or by action by any person to whom the authority has been delegated by the Board; and

         WHEREAS, at its March 19, 2001 meeting, the Board approved amendments to the Plan.

         NOW, THEREFORE, in consideration of the premises, the CNT Executive Deferred Compensation Plan is amended effective April 1, 2001 by deleting the words "calendar quarter" each place where they appear in the second sentence of
Section 4.3(b) and substituting therefor the word "month."

         IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the 19th day of March, 2001.

                                         COMPUTER NETWORK TECHNOLOGY CORPORATION



                                         By /s/Gregory T. Barnum
                                         -----------------------
                                          Its Chief Financial Officer
                                          ---------------------------